THIS CLOSING AGREEMENT is made as of November 27, 1998


BETWEEN: DECTRON INTERNATIONALE INC., a corporation incorporated under the laws of Canada;

                            (hereinafter, "DECTRON")


AND: INVESTISSEMENTS NOVACAP INC., a company incorporated under Part IA of the COMPANIES ACT (Quebec);

                            (hereinafter, "NOVACAP")


AND:                        9048-3140 QUEBEC INC., a company incorporated under
                            Part 1A of the COMPANIES ACT (Quebec);

                            (hereinafter, "9048")


AND:                        1853-9130 QUEBEC INC., a company incorporated under
                            Part 1A of the COMPANIES ACT (Quebec);

                            (hereinafter "1853")


AND: MARCEL PATENAUDE, businessman, residing and domiciled at 4450 Promenade Paton, Suite 704, Laval, Province of Quebec;

                            (hereinafter, "PATENAUDE")


AND: HARRY TOPIKIAN, businessman, residing and domiciled at 5037 Notre-Dame, Laval, Province of Quebec;

                            (hereinafter, "TOPIKIAN")


AND: NICK AGOPIAN, businessman, residing and domiciled at 26 Malard, Dollard-des-Ormeaux, Province of Quebec;

                            (hereinafter, "AGOPIAN")




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                                      - 2 -


AND: BRIAN MONK, businessman, residing and domiciled at 2300 Ward, Condo 207, St-Laurent, Province of Quebec;

                            (hereinafter, "MONK")


                            (Novacap, 9048, Topikian, Agopian and Monk are hereinafter collectively referred to as the "INITIAL VENDORS")

                            (Novacap, 1853, Patenaude, Topikian, Agopian and Monk are hereinafter collectively referred to as the "VENDORS")


WHEREAS Dectron and the Initial Vendors entered into a share purchase agreement (the "Share Purchase Agreement") dated as of November 14, 1998 providing for the purchase by Dectron and the sale by the Initial Vendors of all of the issued and outstanding shares of every class of the share capital of Cascade Technologies Inc. ("Cascade") (the "Sale");

WHEREAS, pursuant to Section 7.2 of such Share Purchase Agreement, the parties thereto agreed that the terms of the Sale may be restructured and modified in order to provide for a more efficient tax treatment for the benefit of the Initial Vendors and/or their respective shareholders;

WHEREAS 1853 and Patenaude are the registered and beneficial holders of all of the issued and outstanding shares of every class of the share capital of 9048 in the amounts set opposite their respective names:


     Name              Class             Number of Shares            Value
--------------     --------------     -----------------------    --------------
1853                     F                    210,192                  $330,001
1853                     H                    260,270                  $260,270
Patenaude                A                       2                     $473,576
                                                                 --------------
                                                       TOTAL:        $1,063,847
                                                                 ==============

WHEREAS 1853 and Patenaude represent and warrant that 9048's only assets are its shareholdings in Cascade and $93,000 in cash and/or certificates of deposit;

WHEREAS, with Dectron's approval, the following transactions have occurred prior to the entering into of this Agreement:

         1. Cascade redeemed and cancelled all of its shares held by Novacap, being 520,000 Class A shares, 617,296 Class C shares and 208,843 Class E shares (the "Redeemed Novacap Shares") in consideration of an aggregate redemption price of $2,057,806, payable through the issuance of a demand note by Cascade to Novacap (the "Novacap


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                                      - 3 -


                Note"), in an aggregate amount of $2,057,806 representing the fair market value of such Redeemed Novacap Shares as well as an amount equal to Novacap's apportionment of the aggregate purchase price under Schedule 2.2 of the Share Purchase Agreement;

                (the above transaction is hereinafter referred to as "Redemption 1");

         2. 9048 redeemed and cancelled all of its shares held by 1853, being 210,192 Class F shares and 260,270 Class H shares (the "Redeemed 1853 Shares") in consideration of an aggregate redemption price of $590,271, payable through the issuance of a demand note by 9048 to 1853 (the "1853 Note") in an aggregate amount of $590,271, representing the fair market value of such Redeemed 1853 Shares as well as an amount equal to 1853's apportionment (through its shareholding interest in 9048) of the aggregate purchase price under Schedule 2.2 of the Share Purchase Agreement;

                (the above transaction is hereinafter referred to as "Redemption 2").

         (Redemption 1 and Redemption 2 shall hereinafter be referred to as the "Redemptions")

WHEREAS, upon completion of Redemption 1, there remains 480,000 Class A shares and 305,270 Class D shares of Cascade issued and outstanding as fully paid shares, which are held by the Initial Vendors other than Novacap in the numbers and proportions set forth in respect of each of them in Schedule 2.2 of the Share Purchase Agreement (the "Remaining Cascade Shares");

WHEREAS, upon completion of Redemption 2, there remains two Class A shares of 9048 issued and outstanding as fully paid shares, and which are held by Patenaude (the "Remaining 9048 Shares");

WHEREAS the parties to the Share Purchase Agreement agree to amend certain terms and conditions of the Sale as set out in the Share Purchase Agreement to reflect the tax incentive modifications set out herein;

WHEREAS, in this regard, Dectron shall continue to purchase, and the Vendors shall continue to sell, directly and indirectly, 100% of the equity interest of Cascade;

WHEREAS, subject to the additional or modified terms, conditions, covenants, undertakings, representations and warranties set out herein (the "Additional Terms"), all of the terms, conditions, covenants, undertakings, representations and warranties set out in the Share Purchase Agreement shall remain in full force and effect and shall apply, MUTATIS MUTANDIS, to this Agreement and to the Sale.

IN CONSIDERATION of the mutual covenants in this Agreement, and of other consideration (the receipt and sufficiency of which are acknowledged by each of Dectron and the Vendors), they agree as follows.


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                                      - 4 -



                                    ARTICLE 1
                                 INTERPRETATION

1.1 DEFINITION. The provisions of Article 1 of the Share Purchase Agreement shall remain in full force and effect and shall apply, MUTATIS MUTANDIS, to this Agreement, subject to the addition of the following definitions. In this Agreement:

         "1853 NOTE" means the demand note in an amount of $590,271 issued by 9048 to 1853 as payment for the redemption by 9048 of the 210,192 Class F Shares and 260,270 Class H Shares of 9048 held by 1853;

         "CLOSING" means the completion of the sale to, and purchase by, Dectron of, the Shares and the Notes, and the completion of all other transactions contemplated by this Agreement which are to occur contemporaneously with such purchase and sale;

         "CLOSING DATE" means November 27, 1998, or such other Business Day as the Parties agree in writing as the date that the Closing shall take place (the term "Closing Date" as found in the Share Purchase Agreement shall hereinafter mean November 27, 1998);

         "NOVACAP NOTE" means the demand note in an amount of $2,057,806 issued by Cascade to Novacap as payment for the redemption by Cascade of the 520,000 Class A Shares, 617,296 Class C Shares and 208,843 Class E Shares of Cascade held by Novacap;

         "NOTES" means the 1853 Note and the Novacap Note;

         "REDEEMED 1853 SHARES" means the 210,192 Class F Shares and 260,270 Class H Shares of 9048 held by 1853 and so redeemed by 9048 for an aggregate amount of $590,271;

         "REDEEMED NOVACAP SHARES" means the 520,000 Class A Shares, 617,296 Class C Shares and 208,843 Class E Shares of Cascade held by Novacap and so redeemed by Cascade for an aggregate amount of $2,057,806.


                                    ARTICLE 2
                      PURCHASE AND SALE OF SHARES AND NOTES

2.1 PURCHASE AND SALE OF SHARES. Dectron hereby purchases from the Vendors and the Vendors hereby sell and transfer to Dectron, as applicable, and subject to the terms and conditions of this Agreement, the following:

         (i) Dectron hereby purchases the Novacap Note from Novacap for an aggregate amount of $2,057,806;



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                                      - 5 -


         (ii) Dectron hereby purchases the 1853 Note from 1853 for an aggregate amount of $590,271;

         (iii) Dectron hereby purchases the Remaining 9048 Shares from Patenaude for an aggregate amount of $473,576;

         (iv) Dectron hereby purchases all of the Class A Shares and Class D shares of Cascade held by Topikian for an aggregate amount of $180,801, as apportioned in Schedule 2.2 of the Share Purchase Agreement;

         (v) Dectron hereby purchases all of the Class A Shares and Class D shares of Cascade held by Agopian for an aggregate amount of $180,801, as apportioned in Schedule 2.2 of the Share Purchase Agreement;

         (vi) Dectron hereby purchases all of the Class A Shares and Class D shares of Cascade held by Monk for an aggregate amount of $109,745, as apportioned in Schedule 2.2 of the Share Purchase Agreement.

2.2 PURCHASE PRICE. The aggregate Purchase Price for the Remaining Cascade Shares (other than those held by 9048), the Remaining 9048 Shares and the Notes is Three Million Five Hundred Ninety-Three Thousand Dollars ($3,593,000), payable in the proportions and to the persons mentioned in paragraphs 2.1(i) to (vi) in full by bank draft, wire transfer of funds or certified cheque on the Closing Time, on the date hereof.


                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE VENDORS

The Vendors jointly represent and warrant to Dectron that each and every representation and warranty made by the Initial Vendors as set forth in Article 3 of the Share Purchase Agreement and not modified or rendered inapplicable due to modifications made herein, remains true and correct as of the date hereof.


                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES
                   OF PATENAUDE AND 1853 WITH RESPECT TO 9048

Patenaude and 1853 jointly represent and warrant to Dectron the elements set out in the following Subsections of this Section and acknowledge that Dectron is relying upon such representations and warranties in entering into this Agreement.

4.1      CORPORATE MATTERS



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                                      - 6 -


         4.1.1 9048 is a company duly incorporated and existing under the laws of the Province of Quebec and no proceedings have been taken or authorized by 9048 with respect to (i) the bankruptcy, insolvency, liquidation, dissolution or winding up of 9048 or (ii) with respect to any amalgamation, merger, consolidation, arrangement or reorganization relating to 9048.

         4.1.2 This Agreement has been duly executed and delivered by each of Patenaude and 1853 and constitutes a valid and binding obligation of each of Patenaude and 1853 enforceable against each of Patenaude and 1853 in accordance with its terms.

         4.1.3 A true copy of the Articles and all by-laws of 9048, which constitute all of its constating documents and by-laws, shall be provided to Dectron, upon request.

         4.1.4 The corporate records of 9048 to be provided to Dectron shall reflect all material resolutions passed by the directors and shareholders of 9048 for the period covered by such corporate records.

4.2 AUTHORIZED AND ISSUED CAPITAL OF 9048. The authorized capital and the issued and outstanding shares of 9048 immediately prior to Redemption 2 and the Closing is as described in the preamble hereto, all of which shares have been validly issued and are outstanding as fully paid and non-assessable shares.

4.3 TITLE TO SHARES. Each of 1853 and Patenaude has good and marketable title to the shares registered in his or its name as applicable, free and clear of all Encumbrances. Such shares shall constitute all of the issued and outstanding shares of 9048. On the Closing Date, there shall be no restrictions on the transfer of the shares except those set forth in 9048's Articles.

4.4 ABSENCE OF CONFLICTING AGREEMENTS. None of the execution and delivery of, or the observance and performance by Patenaude or 1853 of, any covenant or obligation under this Agreement or pursuant to or in connection with the Closing contravenes or results in, or will contravene or result in, a violation of or a default under (with or without the giving of notice or lapse of time, or both) or in the acceleration of any obligation under the Articles or directors or shareholders resolutions of 9048.

4.5 CONSENTS, APPROVALS. To the best of Patenaude's or 1853's knowledge, no consent, approval, authorization, registration, declaration or filing with any Governmental Authority is required by Patenaude, 1853 or 9048 in connection with the execution and delivery by Patenaude or 1853 of this Agreement, or the observance and performance by Patenaude or 1853 of their obligations under this Agreement.

4.6 UNDISCLOSED ASSETS LIABILITIES. 9048 is a holding company and has not and does not exercise any commercial activity. There are no liabilities of 9048, including any tax liabilities, of any kind whatsoever, and no assets of any kind save for the shares referred to


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                                      - 7 -


         herein and an outstanding cash amount which shall be in an amount of $93,000 as of the Closing Time.

4.7 FINANCIAL STATEMENTS. The financial statements of 9048 have been prepared in accordance with Generally Accepted Accounting Principles and present fairly the financial condition of 9048. No information has become available to Patenaude, 1853 or 9048 that would render said financial statements materially and adversely incomplete or inaccurate.

4.8 TAX MATTERS. 9048 has prepared and filed all its income and goods and services tax ("Taxes") returns substantially on time and with all appropriate Governmental Authorities for all fiscal periods ending prior to the date hereof. Each such tax return was correct and complete in all material respects.

         9048 has paid all Taxes due and payable by it as reflected on said tax returns and has paid all assessments and reassessments it has received in respect of same. The provisions for Taxes reflected in 9048's financial statements are sufficient to cover all liabilities for Taxes that have been assessed against 9048 or that are accruing, during the periods covered by its financial statements and all prior periods. Except to the extent provided for in its financial statements, 9048 is not liable for any Taxes at the date hereof or for the payment of any instalment in respect of Taxes due in respect of its current taxation year up to the date hereof and, except as aforesaid, no such Taxes are required to be provided for.

         There are no reassessments of Taxes that have been issued and are outstanding and 9048 is not aware of any pending or threatened assessment or reassessment for Taxes. 9048 has not executed or filed with any Governmental Authority any agreement extending the period for assessment, reassessment or collection of any Taxes.

         Neither 1853 nor Patenaude is a non-resident of Canada, as defined in the INCOME TAX ACT (Canada). 9048 is a Canadian controlled private corporation, as defined in the INCOME TAX ACT (Canada).

4.9 ABSENCE OF GUARANTEES. 9048 has not given or agreed to give, or is a party to or bound by, any guarantee of indebtedness or other obligations of third parties or any other commitment by which 9048 is, or is contingently, responsible for such indebtedness or other obligations.

4.10 LITIGATION. There is no material pending claim, demand, suit, action, cause of action, litigation, investigation, grievance, arbitration or governmental proceeding, including appeals and applications for review, in progress against, by or relating to 9048, or adversely affecting its shares or assets, nor to the best of the knowledge of 1053 and Patenaude are any of the same threatened.




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                                      - 8 -


                                    ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF DECTRON

Dectron hereby represents and warrants to the Vendors that each and every representation and warranty made by Dectron as set forth in Article 4 of the Share Purchase Agreement and not modified or rendered inapplicable due to modifications made herein, remains true and correct as of the date hereof.


                                    ARTICLE 6
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE PARTIES. All representations and warranties made by the Parties in this Agreement shall survive the Closing for a period of two (2) years after the Closing Date except for the representation and warranty set forth in
         Section 3.10 of the Share Purchase Agreement and Section 4.8, which shall survive until the expiry of the last day upon which any Governmental Authority may, in the absence of fraud or any misrepresentation that is attributable to neglect, carelessness or wilful default, issue an assessment for Taxes owing by Cascade in respect of a period ending on or prior to the Effective Time.

         After the expiration of such time periods, the Parties shall have no further liability hereunder with respect to such representations and warranties except with respect to claims properly made within such time periods.


                                    ARTICLE 7
                                 INDEMNIFICATION

7.1 INDEMNIFICATION FOR BREACHES OF REPRESENTATIONS AND WARRANTIES. The Vendors agree with Dectron and Dectron agrees with the Vendors (the party agreeing to indemnify another party being called the "Indemnifying Party" and the party to be indemnified being called the "Indemnified Party") to indemnify and save harmless the Indemnified Party, effective as and from the Closing Time, from and against any Claims which may be made or brought by the Indemnified Party or which it may suffer or incur as a result of, in respect of, or arising out of any non-fulfilment of any covenant or agreement on the part of the Indemnifying Party under this Agreement or under the Share Purchase Agreement, as applicable to the Vendors herein, or any closing document or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained herein or in any closing document. Any amount which an Indemnifying Party is liable to pay to an Indemnified Party pursuant to this Section 7.1 shall bear interest at a rate per annum equal to the Prime Rate, calculated and payable monthly, both before and after judgment, from the date the Indemnified Party disbursed funds, suffered damages or losses or incurred a loss, liability or expense in respect of a Claim, to the date of payment by the Indemnifying Party to the Indemnified Party. Any


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                                      - 9 -


         amount which an Indemnifying Party is required to pay to an Indemnified Party pursuant to this Section 7.1 (including interest thereon) is called an "Indemnified Loss". The foregoing obligation of indemnification in respect of such Claims shall be subject to the time limitation set forth in Section 6.1 hereof respecting the survival of the representations and warranties of the parties.

7.2 THIRD PARTY CLAIMS. If a Claim is made against an Indemnified Party by a third party for which the Indemnified Party may be entitled to indemnification under Section 7.1, the Indemnified Party shall give notice (the "Indemnity Notice") to the Indemnifying Party specifying the particulars of such claim within 30 days after it receives notification of the Claim. Failure to give such notice within such time period shall not prejudice the rights of an Indemnified Party except to the extent that the failure to give such notice materially adversely affects the ability of the Indemnifying Party to defend the Claim or to cure the breach or incorrectness of the representation, warranty, covenant or agreement giving rise to the Claim. The Indemnifying Party shall have the right to participate in any negotiations or proceedings with respect to such Claim at its own expense. The Indemnified Party shall not settle or compromise any such Claim without the prior written consent of the Indemnifying Party, unless the Indemnifying Party has not, within seven Business Days after the giving of the Indemnity Notice, given notice to the Indemnified Party that it wishes to dispute such Claim. If the Indemnifying Party does give such a notice, it shall have the right at its own cost and expense to assume the defence of such Claim and to defend such Claim in the name of the Indemnified Party. The Indemnified Party shall provide to the Indemnifying Party access to all files, books, records and other information in its possession or control which may be relevant to the defence of such Claim. The Indemnified Party shall co-operate in all reasonable respects in the defence of such Claim but at the expense of the Indemnifying Party. If the Indemnifying Party fails, after the giving of such notice, diligently and reasonably to defend such Claim throughout the period that such Claim exists, its right to defend the Claim shall terminate and the Indemnified Party may assume the defence of such Claim at the sole expense of the Indemnifying Party. In such event, the Indemnified Party may compromise or settle such Claim, without the consent of the Indemnifying Party. The Indemnifying Party agrees to make all reasonable efforts to assist the Indemnified Party to defend or settle any Claim, with services billed at normal rates of remuneration.

7.3 Notwithstanding Sections 7.1 and 7.2, the Vendors' obligation to indemnify Dectron shall be limited to Claims which individually exceed the sum of $5,000 per claim and which in the aggregate exceed the sum of $125,000 and the Vendors' liability towards Dectron with respect to
         (i) any Claims arising out of any non-fulfillment of any covenant or agreement under this Agreement or any closing document shall be joint, in proportion to their respective percentage holdings, directly or indirectly, of Class A shares of Cascade immediately prior to Redemption 1, and shall not, in the aggregate, exceed the aggregate Purchase Price, (ii) any Claims arising out of any incorrectness in or breach of any representation or warranty contained in Article 3 hereto, shall be joint, in proportion to their respective percentage holdings, directly or indirectly, of Class A shares of Cascade immediately prior to Redemption 1, and shall not, in the aggregate, exceed the aggregate Purchase Price, and (iii)


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                                     - 10 -


         any Claims arising out of any incorrectness in or breach of any representation or warranty contained in Article 4 hereto, shall be joint between 1853 and Patenaude only, in proportion to their respective equity interest in 9048 immediately prior to Redemption 1, and shall not, in the aggregate, exceed $1,063,847.


                                    ARTICLE 8
                         CONDITIONS PRECEDENT TO CLOSING

8.1 CONDITIONS FOR THE BENEFIT OF DECTRON. The sale by the Vendors and the purchase by Dectron of the Remaining Cascade Shares (other than those held by 9048), the Remaining 9048 Shares and the Notes were waived or were subject to the following conditions, which were for the exclusive benefit of Dectron and which Dectron confirms having been waived or performed or complied with at or prior to the Closing Time to its full satisfaction:

         8.1.1 the Vendors performed or complied with all of the covenants contained in this Agreement and the Share Purchase Agreement which were to be performed or complied with by the Vendors at or prior to the Closing Time;

         8.1.2 Dectron completed its due diligence review of 9048, Cascade and the Subsidiaries in accordance with Section 7.3 of the Share Purchase Agreement and is satisfied with the results thereof;

         8.1.3 the Redemptions, as set out in the Preamble hereunder, have been completed to the satisfaction of the Parties;

         8.1.4 the indebtedness of Cascade to Novacap in the amount of $500,000, as well as any other indebtedness owing to Cascade by any director, officer or shareholder of Cascade or any of the Subsidiaries or owing by Cascade to any such Person, have been reimbursed in full, including without limitation as to principal, interest, fees and penalties (if any);

         8.1.5 no action or proceeding in Canada, domestic or foreign, is pending or threatened by any person or Governmental Agency to enjoin, restrict or prohibit the sales and purchases contemplated hereby;

         8.1.6 all consents, approvals, orders and authorizations of any Person or Governmental Authorities (or registrations, declarations, filings or recordings with any of them), required for the Closing (other than routine post-closing notifications or filings), have been obtained or made;

         8.1.7 at the Closing Time, all directors of 9048, Cascade and each of the Subsidiaries have submitted a resignation from all positions with 9048, Cascade and each of the Subsidiaries, and a release by each of them as well as the Vendors of all claims against 9048, Cascade and each of the Subsidiaries up to the Closing Time except for any matters for which such director is entitled to indemnity under the by-laws of 9048, Cascade and each of the Subsidiaries and any insurance related thereto; furthermore, Patenaude has resigned his positions with 9048, Cascade and its Subsidiaries on the terms agreed upon concurrently hereto;

         8.1.8 at the Closing Time, (i) Topikian, Agopian and Monk have delivered or caused to be delivered to Dectron share certificates representing their respective shares in Cascade duly endorsed by each of them for transfer, or accompanied by irrevocable security transfer powers of attorney duly executed, which shall be returned to Cascade against delivery of one or more new share certificates representing the Shares issued by Cascade to Dectron and evidence that Dectron has been entered on the books of Cascade as the sole holder of the Shares; (ii) Patenaude has delivered or caused to be delivered to Dectron share certificates representing his shares held in 9048 duly endorsed by Patenaude for transfer, or accompanied by irrevocable security transfer powers of attorney duly executed, which shall be returned to 9048 against delivery of one or more new share certificates representing the shares issued by 9048 to Dectron and evidence that Dectron has been entered on the books of 9048 as the sole holder of its shares; (iii) Novacap and 1853 have delivered or caused to be delivered to Dectron the Novacap Note and the 1853 Note for transfer, duly endorsed by each of them, or accompanied by irrevocable security transfer powers of attorney duly executed; (iv) G. Dulude has delivered or caused to be delivered to Dectron or a person designated by Dectron share certificates representing his shareholding in F.D. Technologies Inc. duly endorsed for transfer, or accompanied by irrevocable security transfer powers of attorney duly executed, which shall be returned to F.D. Technologies Inc. against delivery of one or more new share certificates representing the shares issued by F.D. Technologies Inc. to Dectron or a person designated by Dectron and evidence that Dectron or a person designated by Dectron has been entered on the books of F.D. Technologies Inc. as the sole holder of its shares; and (v) Patenaude has delivered to Dectron satisfactory evidence confirming Cascade Technologies (Industriel) Inc. has changed its corporate name to a name that does not include reference to Cascade or a derivative or similarity thereof; furthermore, the Vendors have provided Dectron with a legal opinion on Cascade's corporate status in a reasonable form and content;

         8.1.9 the representations and warranties contained in Article 3 and Article 4 are true and correct on and as of the Closing Date with the same effect as though made on and as of such date and the Vendors have delivered to Dectron a solemn declaration to such effect, dated such date, provided that the receipt of such solemn declaration and the Closing herein provided for shall not be a waiver of said representations, warranties, covenants and agreements which shall continue in full force and effect as provided herein; and



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                                     - 12 -


         8.1.10 save and except for Investissements Novacap Inc., Vendors shall on or before closing have executed and delivered to Dectron a Non-Competition, Non- Disclosure and Non-Solicitation Agreement limited to two (2) years in duration regarding the non-compete portion thereof.

8.2 CONDITIONS FOR THE BENEFIT OF THE VENDORS. The sale by the Vendors and the purchase by Dectron of the Remaining Cascade Shares (other than those held by 9048), the Remaining 9048 Shares and the Notes were waived or subject to the following conditions, which were for the exclusive benefit of the Vendors and which the Vendors confirm having been waived or performed or complied with at or prior to the Closing Time to their full satisfaction:

         8.2.1 Dectron performed or complied with all of the terms, covenants and conditions of this Agreement and the Share Purchase Agreement to be performed or complied with by Dectron at or prior to the Closing Time;

         8.2.2 at Closing, Dectron delivered to the Vendors the certified cheques or bank drafts issued by Dectron to the order of the Vendors in accordance with Sections 2.1 and 2.2 hereof;

         8.2.3 the representations and warranties contained in Article 5 are true and correct on and as of the Closing Date with the same effect as though made on and as of such date and Dectron has delivered to the Vendors a solemn declaration to such effect, dated such date, provided that the receipt of such solemn declaration and the Closing herein provided for shall not be a waiver of said representations, warranties, covenants and agreements which shall continue in full force and effect as provided herein; and

         8.2.4 the Vendors have been reimbursed all loans and advances made to Cascade or to any of its Subsidiaries.

         Notwithstanding anything provided for in this Agreement to the contrary, the Vendors shall be entitled to request and Dectron shall agree to allow each of the Vendors, their auditors, their counsel and/or their financial representatives full access to the books and financial information of each of 9048, Cascade and its subsidiaries, as necessary, and with a right to make copies thereof, and Dectron shall provide any additional information reasonably required by any of the Vendors in order for the Vendors to calculate the balance of the so-called "safe income" account maintained for income tax purposes.


                                    ARTICLE 9
                                     GENERAL

9.1 EXPENSES. Each party shall pay all expenses it incurs in authorizing, preparing, executing and performing this Agreement and the transactions contemplated hereunder, whether or not the Closing occurs, including all fees and expenses of its legal counsel, bankers, investment bankers, brokers, accountants or other representatives or consultants.

9.2 COMMISSION. Each party represents and warrants to the other party that such other party will not be liable for any brokerage commission, finder's fee or other similar payment in connection with the transactions contemplated hereby because of any action taken by, or agreement or understanding reached by, the first party.

9.3      TIME.  Time is of the essence of each provision of this Agreement.

9.4 NOTICES. Any notice, demand or other communication (in this Section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if:

         9.4.1 delivered in person during normal business hours on a Business Day and left with a receptionist or other responsible employee of the relevant party at the applicable address set forth below;

         9.4.2      sent by prepaid first class mail; or

         9.4.3 sent by any electronic means of sending messages, including telex or facsimile transmission, which produces a paper record ("Transmission") during normal business hours on a Business Day charges prepaid and confirmed by prepaid first class mail; and

         in the case of a notice to the VENDORS, addressed to them at:

         -          INVESTISSEMENTS NOVACAP INC.
                    375 Rolland-Therrien Boulevard
                    Suite 210
                    Longueuil, Quebec
                    J4H 4A6

                    Attention: Mr. Jean-Pierre Chartrand or Mr. Jacques Foisy Telecopier No.: (450) 651-7585

         -          9048-3140 QUEBEC INC.
                    3999, Cote-Vertu
                    Saint-Laurent, Quebec
                    H4R 1R2

                    Attention:  Mr. Marcel Patenaude
                    Telecopier No.:  (514) 337-4820

         -          1853-9130 QUEBEC INC.
                    4450 Promenade Paton, Suite 704
                    Laval, Quebec
                    H7W 5J7

                    Attention:  Mr. Marcel Patenaude

         -          MR. MARCEL PATENAUDE
                    4450 Promenade Paton, Suite 704
                    Laval, Quebec
                    H7W 5J7

         -          MR. HARRY TOPIKIAN
                    5037 Notre-Dame
                    Laval, Quebec
                    H7W 1V6

         -          MR. NICK AGOPIAN
                    26 Malard
                    Dollard-des-Ormeaux, Quebec
                    H9A 3G8

         -          MR. BRIAN MONK
                    2300 Ward, Condo 207
                    St-Laurent, Quebec
                    H4M 2V3

         and in the case of a notice to DECTRON, addressed to it at:

         -          DECTRON INTERNATIONALE INC.
                    4300 Poirier Boulevard
                    Montreal, Quebec
                    H4R 2C5

                    Attention: Mr. Ness Lakdawala
                    Telecopier No.: (514) 334-9184

         Each notice sent in accordance with this Section shall be deemed to have been received, either on the day it was delivered, or on the third
         (3rd) Business Day after it was mailed (excluding each Business Day during which there existed any general interruption of postal services due to strike, lockout or other cause), or on the same day that it was sent by Transmission, or on the first (1st) Business Day thereafter if the day on which it was sent by Transmission was not a Business Day, as the case may be. Any party may change its address for notice by giving notice to the other Parties in the manner set out above.

9.5 PUBLIC ANNOUNCEMENTS. No party shall make any public statement or issue any press release concerning the transactions contemplated by this Agreement except as may be necessary to comply with the requirements of all applicable laws or with the consent of the other parties which consent shall not be unreasonably withheld. If any such public statement or release is so required, the party making such disclosure shall consult with the other Parties prior to making such statement or release, and the Parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such statement or release which is satisfactory to all Parties.

9.6 ASSIGNMENT. Neither party may assign any rights or benefits under this Agreement, including the benefit of any representation or warranty, to any Person. Each party agrees to perform its obligations under this Agreement itself, and not to arrange in any way for any other Person to perform those obligations. No assignment of benefits or arrangement for substituted performance by one party shall be of any effect against the other party except to the extent that other party has consented to it in writing. Subject to the foregoing, this Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors (including any successor by reason of amalgamation or statutory arrangement of any party).

9.7 ENTIRE AGREEMENT. This Agreement, together with the applicable terms, conditions, covenants, undertakings, representations and warranties set out in the Share Purchase Agreement, form the entire agreement between the parties with respect to the subject matter hereof, being the purchase and sale of all of the issued and outstanding shares of 9048 and Cascade as well as the Novacap Note and the 1853 Note.

9.8 FURTHER ASSURANCES. Each party shall do such acts and shall execute such further documents, conveyances, deeds, assignments, transfers and the like, and will cause the doing of such acts and will cause the execution of such further documents as are within its power as any other party may in writing at any time and from time to time reasonably request be done and or executed, in order to give full effect to the provisions of each Closing Document.

9.9 GOVERNING LAW. This Agreement and all documents ancillary hereto shall be governed by and interpreted in accordance with the laws of the Province of Quebec (Canada) and the federal laws of Canada applicable therein, without regard to any conflicts of law principles. Each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of Quebec, District of Montreal (Canada) in respect of all matters or disputes arising from this Agreement.

9.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts. Each executed counterpart shall be deemed to be an original. All executed counterparts taken together shall constitute one agreement.

9.11 FACSIMILE EXECUTION. To evidence the fact that it has executed this Agreement, a party may send a copy of its executed counterpart to all other Parties by facsimile transmission. That party shall be deemed to have executed this Agreement on the date it sent such facsimile transmission. In such event, such party shall forthwith deliver to the other party the counterpart of this Agreement executed by such party.

9.12 LANGUAGE. The parties require that the present Agreement and the schedules and any notice or procedure to be given or sent in virtue of this Agreement be drawn up in the English language. LES PARTIES EXIGENT QUE LA PRESENTE CONVENTION ET LES ANNEXES ET TOUT AVIS OU PROCEDURES A ETRE DONNE OU EXPEDIE EN VERTU DE CETTE CONVENTION SOIENT REDIGES EN LANGUE ANGLAISE. The parties further require and agree that arbitration to resolve any dispute arising under this Agreement shall be conducted, and all documents relative thereto shall be drawn up, in the English language.

TO WITNESS their agreement, the Parties have duly executed this Agreement at Montreal, Quebec, as of the date indicated hereinabove.


DECTRON INTERNATIONALE INC.             INVESTISSEMENTS NOVACAP INC.


Per: ----------------------             Per: ----------------------


                                        Per: ----------------------



9048-3140 QUEBEC INC.                   1853-9130 QUEBEC INC.


Per: ----------------------             Per: ----------------------




---------------------------             ---------------------------
MARCEL PATENAUDE                        HARRY TOPIKIAN




---------------------------             ---------------------------
BRIAN MONK                              NICK AGOPIAN